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                                     PROXY

Michael Foods, Inc.
324 Park National Bank Building
5353 Wayzata Boulevard
Minneapolis, Minnesota 55416

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoint Gregg A. Ostrander and Jeffrey M. Shapiro as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of Common Stock of Michael Foods, Inc. held of record by the undersigned on November 22, 1996, at the Annual Meeting of Stockholders to be held on December 30, 1996, or any adjournment thereof.

1. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION between Michael Foods,Inc., North Star Universal, Inc. and NSU Merger Co.

     / / FOR                / / AGAINST             / /  ABSTAIN

2.   ELECTION OF DIRECTORS

     / / FOR ALL NOMINEES listed below              / / WITHHOLD AUTHORITY
         (except as marked to the contrary below)       to vote for all nominees

     MAUREEN B. BELLANTONI, RICHARD A. COONROD, MILES E. EFRON, ARVID C. KNUDTSON, JOSEPH D. MARSHBURN, JAMES H. MICHAEL, JEFFREY J. MICHAEL, RICHARD G. OLSON, GREGG A. OSTRANDER

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

                     -------------------------------------

3. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP as the independent auditors of the Corporation for the year ending
     December 31, 1996.

     / /  FOR               / / AGAINST             / / ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


     This Proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted for Proposals 1,2 and 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Dated:  _________________, 1996               ____________________________
                                                       Signature

                                              ____________________________
                                                Signature if held jointly

          PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.